UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934
Date of Report (Date Earliest Event report):
June 6, 2018
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	46‑4841717 (I.R.S. Employer Identification No.)

2435 Commerce Ave, Building 2200 Duluth, Georgia (Address of principal executive offices)	30096 (Zip Code) Not Applicable (Former name, former address and former fiscal year, if changed since last report)

(770) 822‑3600 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 6, 2018, National Vision Holdings, Inc. ("National Vision") held its 2018 annual meeting of stockholders (the "Annual Meeting").
The matters submitted to stockholders at the Annual Meeting and the voting results are as follows:

Proposal 1: Election of Directors

Stockholders elected all Class I director nominees for hold office for terms expiring at the 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
L. Reade Fahs	63,857,531	7,526,922	1,181,457
Nathaniel H. Taylor	62,730,438	8,654,015	1,181,457

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018.

For	Against	Abstained	Broker Non-Votes
72,452,210	111,649	2,051	N/A

Proposal 3: Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the National Vision's named executive officers.

For	Against	Abstained	Broker Non-Votes
70,091,740	1,287,038	5,675	1,181,457

Proposal 4: Frequency of Advisory Votes on Executive Compensation

The votes cast on the non-binding advisory vote regarding the frequency of future advisory votes to approve the compensation paid to the National Vision's named executive officers were as follows:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
38,158,867	609,056	32,548,758	67,772	1,181,457

The Board of Directors has considered these voting results and determined, consistent with the Board of Directors' recommendation, that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next vote on frequency.

Proposal 5: Approval of the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan

Stockholders approved the National Vision Holdings, Inc. 2018 Associate Stock Purchase Plan.

For	Against	Abstained	Broker Non-Votes
71,191,366	190,451	2,636	1,181,457

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: June 7, 2018	By:	/s/ Patrick R. Moore
	Name:	Patrick R. Moore
	Title:	Senior Vice President, Chief Financial Officer